SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

Deutsche Floating Rate Fund

The following information is added to the “Main Investments” subsection of the “PRINCIPAL INVESTMENT STRATEGY” section of the “Fund Details” section of the fund’s prospectus.

The fund may also invest in affiliated mutual funds. The fund may invest up to 5% of net assets in shares of Deutsche High Income Fund, which invests primarily in high yield bonds.

The following information is added under the “Management Fee” subsection of the “WHO MANAGES AND OVERSEES THE FUND” section of the “Fund Details” section of the fund’s prospectus.

The fund may invest in other mutual funds advised by the Advisor and its affiliates (“affiliated mutual funds”). In the case of an investment in Deutsche High Income Fund, the Advisor has agreed to apply a management fee credit to the fund equal to the management fee of Deutsche High Income Fund, as applied to the amount of assets invested by the fund in Deutsche High Income Fund.

Please Retain This Supplement for Future Reference

July 19, 2016

PROSTKR-666